
                                                                  EXHIBIT 10.70

                                                                  EXECUTION COPY


                            SERIES 2002-1 SUPPLEMENT
                           Dated as of August 29, 2002

                                       to

                         MASTER POOL PURCHASE AGREEMENT
                           Dated as of August 29, 2002

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                     SIERRA RECEIVABLES FUNDING COMPANY, LLC
                                   LOAN-BACKED
                             VARIABLE FUNDING NOTES,
                                  SERIES 2002-1

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                                 by and between

                           SIERRA DEPOSIT COMPANY, LLC
                                  as Depositor

                                       and

                     SIERRA RECEIVABLES FUNDING COMPANY, LLC
                                    as Issuer

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                                               TABLE OF CONTENTS

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
                                                                                                         PAGE
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Section 1.   Definitions....................................................................................1

Section 2.   Purchase and Sale..............................................................................2

       (a)   Agreement......................................................................................2

       (b)   Purchase of Series 2002-1 Additional Pool Loans................................................3

       (c)   [Reserved].....................................................................................3

       (d)   No Assumption..................................................................................4

       (e)   No Recourse....................................................................................4

       (f)   True Sales.....................................................................................4

       (g)   Servicing of Pool Assets.......................................................................4

       (h)   Financing Statements...........................................................................4

       (i)   Recharacterization.............................................................................4

       (j)   Transfer of Pool Loans.........................................................................5

Section 3.   Pool Loan Purchase Price.......................................................................5

Section 4.   Payment of Purchase Price......................................................................5

       (d)   Payment........................................................................................5

Section 5.   Conditions Precedent to Sale of Series 2002-1 Pool Loans.......................................5

Section 6.   Representations and Warranties of the Depositor................................................6

Section 7.   Affirmative Covenants of the Depositor.........................................................6

Section 8.   Negative Covenants of the Depositor............................................................6

Section 9.   Repurchases or Substitutions of Pool Loans for Breaches of Representations and Warranties......6

       (a)   Repurchase or Substitution Obligation..........................................................6

       (b)   Repurchases and Substitutions..................................................................7

       (c)   Delivery Requirements..........................................................................7

Section 10.  Representations and Warranties of the Issuer...................................................8

Section 11.  Affirmative Covenants of the Issuer............................................................8

Section 12.  Depositor Repurchases..........................................................................8

       (e)   Repurchases of Series 2002-1 Pool Loans that Become Defaulted Loans............................8

Section 13.  Termination....................................................................................8

Section 14.  Indemnities by the Depositor...................................................................8

                                       -i-
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                                               TABLE OF CONTENTS
                                                  (continued)

                                                                                                         PAGE
Section 15.  Miscellaneous..................................................................................8

       (l)   Ratification of Agreement......................................................................8

       (m)   Amendment......................................................................................9

       (n)   Counterparts...................................................................................9

       (o)   Governing Law..................................................................................9

       (p)   Successors and Assigns.........................................................................9

Schedule 1 Pool Loan Schedule...............................................................................i

                                      -ii-
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     THIS POOL PURCHASE AGREEMENT SUPPLEMENT (this "PPA SUPPLEMENT"), dated as of August 29, 2002, is by and between SIERRA DEPOSIT COMPANY, LLC, a Delaware limited liability company, as depositor (the "DEPOSITOR") and SIERRA RECEIVABLES FUNDING COMPANY, LLC, a Delaware limited liability company, as Issuer (the "ISSUER").

     Section 2 of the Agreement provides that the Depositor may from time to time sell and assign to the Issuer, and the Issuer may from time to time Purchase from the Depositor, all the Depositor's right, title and interest in, to and under the Pool Loans listed on the Pool Loan Schedule to the related PPA Supplement on the Closing Date for the related Series. The principal terms of the Purchase and sale of the Pool Loans for each Series shall be set forth in such PPA Supplement.

     Pursuant to this PPA Supplement, the Depositor sells to the Issuer, and the Issuer Purchases from the Depositor, the Series 2002-1 Pool Loans relating to the Series 2002-1 Notes, and the Depositor and the Issuer hereby specify the principal terms of such sale and Purchase.

SECTION 1.  DEFINITIONS.

     All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement and in the Series 2002-1 Purchase Agreement, as applicable. Each capitalized term defined herein shall relate only to the Series 2002-1 Pool Loans and to no other Loans Purchased by the Issuer from the Depositor.

     In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this PPA Supplement shall be controlling.

     The words "hereof," "herein" and "hereunder" and words of similar import when used in this PPA Supplement shall refer to this PPA Supplement as a whole and not to any particular provision of this PPA Supplement; and Article, Section, subsection, Schedule and Exhibit references contained in this PPA Supplement are references to Articles, Sections, subsections, Schedules and Exhibits in or to this PPA Supplement unless otherwise specified.

     "AGREEMENT" shall mean the Master Pool Purchase Agreement dated as of August 29, 2002 by and between the Depositor and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time.

     "CUT-OFF DATE" shall mean August 27, 2002.

     "CUT-OFF DATE POOL PRINCIPAL BALANCE" shall have the meaning set forth in
Section 3.

     "DEAL AGENT" shall mean Fleet Securities Inc., as Deal Agent under the note purchase agreement, dated as of August 29, 2002, among the Issuer, FAC, the Purchaser, Fleet Securities Inc., the Conduits and Alternate Investors named therein and the Class Agents named therein.

     "FACILITY DOCUMENTS," with respect to the Series 2002-1 Pool Loans, shall mean Facility Documents as defined in the Agreement, and each Subordinated Note.

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     "POOL LOAN PURCHASE PRICE" shall have the meaning set forth in Section 3.

     "REPURCHASE DATE" shall have the meaning set forth in Section 7.

     "REPURCHASE PRICE" shall have the meaning set forth in Section 7.

     "SERIES 2002-1 ADDITIONAL POOL LOAN" shall mean each Loan constituting one of the Series 2002-1 Pool Loans Purchased from the Depositor on an Addition Date and listed on Schedule 1 to the related Assignment.

     "SERIES 2002-1 INDENTURE SUPPLEMENT" shall mean the supplement to the Master Indenture and Servicing Agreement executed and delivered in connection with the original issuance of the Series 2002-1 Notes and all amendments thereof and supplements thereto.

     "SERIES 2002-1 POOL LOAN" means each Loan listed from time to time on the Series 2002-1 Pool Loan Schedule.

     "SERIES 2002-1 POOL LOAN SCHEDULE" shall mean the Pool Loan Schedule for the Series 2002-1 Pool Loans.

     "SERIES 2002-1 PA SUPPLEMENT" shall mean each PA Supplement relating to the Series 2002-1 Loans.

     "SERIES 2002-1 PURCHASE AGREEMENT" shall mean each Purchase Agreement relating to the Series 2002-1 Loans, in each case as amended by the Series 2002-1 PA Supplement thereto.

     "SUBORDINATED NOTE" shall mean the FAC Subordinated Note, the Trendwest Subordinated Note, the EFI Subordinated Note and any other subordinated note delivered by a Seller to the Issuer pursuant to a Series 2002-1 PA Supplement.

     "SUBSTITUTION ADJUSTMENT AMOUNT" shall have the meaning set forth in
Section 9.

SECTION 2.  PURCHASE AND SALE.

     (a) AGREEMENT. Upon the terms and subject to the conditions hereof, the Issuer hereby Purchases from the Depositor, and the Depositor hereby sells and assigns to the Issuer without recourse except as specifically set forth herein, all of the Depositor's right, title and interest in, to and under the Initial Pool Loans listed on the Series 2002-1 Pool Loan Schedule delivered on the Closing Date, together with all other Pool Assets relating thereto.

     The Series 2002-1 Pool Loan Schedule sets forth a list of all Series 2002-1 Pool Loans as of the Closing Date and indicates whether each such Loan shall be designated a Schedule 1-A Pool Loan or a Schedule 1-B Pool Loan. The Series 2002-1 Additional Pool Loans existing at the close of business on each Addition Cut-Off Date and all other Pool Assets relating thereto shall be sold by the Depositor and purchased by the Issuer on the related Addition Date. In connection with the sale and conveyance hereunder, the Depositor agrees on or prior to the Closing Date and on or prior to each Addition Date (in the case of Series 2002-1 Additional Pool Loans) to indicate or cause to be indicated clearly and unambiguously in its accounting,

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computer and other records that the Series 2002-1 Pool Loans and the related
Pool Assets have been sold to the Issuer pursuant to this PPA Supplement. In addition, in connection with the sale and conveyance hereunder, the Depositor agrees on or prior to the Closing Date and on or prior to each Addition Date (in the case of Series 2002-1 Additional Pool Loans) to deliver to the Issuer a Series 2002-1 Pool Loan Schedule for such Series 2002-1 Pool Loans and Series 2002-1 Additional Pool Loans.

       (b)  PURCHASE OF SERIES 2002-1 ADDITIONAL POOL LOANS.

                 (i)    [Reserved].

                 (ii) The Depositor may agree with the Issuer that Eligible Loans will be sold by the Depositor to the Issuer as Series 2002-1 Additional Pool Loans.

                 (iii) On the Addition Date with respect to any Series 2002-1 Additional Pool Loans, such Series 2002-1 Additional Pool Loans shall become Series 2002-1 Loans, and the Issuer shall Purchase the Series 2002-1 Additional Pool Loans and the related Pool Assets as provided in the Assignment, subject to the satisfaction of the following conditions on such Addition Date:

                 (A) The Depositor shall have delivered to the Issuer copies of UCC financing statements covering such Series 2002-1 Additional Pool Loans, if necessary to perfect the Issuer's first priority interest in such Series 2002-1 Additional Pool Loans and the related Pool Assets;

                 (B) On each of the Addition Cut-Off Date and the Addition Date, the sale of such Series 2002-1 Additional Pool Loans and the related Pool Assets to the Issuer shall not have caused the Depositor's insolvency or have been made in contemplation of the Depositor's insolvency;

                 (C) No selection procedure shall have been utilized by the Depositor that would result in a selection of such Series 2002-1 Additional Pool Loans (from the Eligible Loans available to the Depositor) that would be materially adverse to the interests of the Issuer as of the Addition Date;

                 (D) The Depositor shall have indicated in its accounting, computer and other records that the Series 2002-1 Additional Pool Loans and the related Pool Assets have been sold to the Issuer and shall have delivered to the Issuer the required Series 2002-1 Pool Loan Schedule;

                 (E) The Depositor and the Issuer shall have entered into a duly executed, written assignment substantially in the form of Exhibit A to the Agreement (an "ASSIGNMENT");

                 (F) The Depositor shall have delivered to the Issuer an Officer's Certificate of the Depositor dated the Addition Date, confirming, to the extent applicable, the items set forth in Section 2(b)(iii) (A) through (E); and

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                 (G)    The Issuer shall have paid the Additional Pool Loan
          Purchase Price as provided in Section 3 of the Agreement and in
          Section 3 hereof.

          (iv) On the initial Addition Date with respect to any Series 2002-1 Additional Pool Loans acquired by the Depositor from EFI or Trendwest, as a Seller under a Purchase Agreement, the Issuer shall Purchase the Series 2002-1 Additional Pool Loans and the related Pool Assets as provided in the Agreement only upon receipt by the Issuer of each of the following on such Addition Date in form and substance acceptable to the Issuer and counsel to the Deal Agent:

          (A) Copies of search reports certified by parties acceptable to the Issuer dated a date reasonably prior to such Addition Date (x) listing all effective financing statements which name the applicable Seller and the Depositor (under their present name and any previous names) as debtor or seller and which are filed with respect to the applicable Seller and the Depositor in each relevant jurisdiction, together with copies of such financing statements (none of which shall cover any portion of the Series 2002-1 Additional Pool Loans that are being purchased from EFI or Trendwest and related Pool Assets except as contemplated by the Facility Documents) and (y) listing all effective financing statements which name the Issuer (under its present name and any previous names) as debtor or seller and which are filed with respect to the Issuer in each relevant jurisdiction, together with copies of such financing statements (none of which shall cover any portion of Series 2002-1 Additional Pool Loans that are being purchased from EFI or Trendwest and related Pool Assets except as contemplated by the Facility Documents);

          (B)    Copies of proper UCC Financing Statement Amendments
     (Form UCC3), if any, necessary to terminate all security interests and other rights of any Person in the Series 2002-1 Additional Pool Loans that are being purchased from EFI or Trendwest and related Pool Assets previously granted by the applicable Seller, the Depositor or the Issuer (except as contemplated by the Facility Documents);

          (C) Copies of (x) proper UCC Financing Statements (Form UCC1) naming the Depositor as debtor or seller of the Series 2002-1 Additional Pool Loans that are being purchased from EFI or Trendwest and related Pool Assets, the Trustee as total assignee and the Issuer as assignor secured party, (y) proper UCC Financing Statements (Form UCC1) naming the Issuer as debtor or seller of the Series 2002-1 Additional Pool Loans that are being purchased from EFI or Trendwest and related Pool Assets and the Trustee as secured party or purchaser and (z) such other similar instruments or documents with respect to the applicable Seller as may be necessary or in the opinion of the Purchaser desirable under the UCC of all appropriate jurisdictions or any comparable law to evidence the perfection of the Trustee's interest in the Series 2002-1 Additional Pool Loans that are being purchased from EFI or Trendwest and related Pool Assets; and

          (D) An opinion or opinions of counsel to the Depositor, in the form required by the Issuer, with respect to the following: (x) certain security interest matters, and (y) "true sale" and substantive consolidation matters.

     (c)  [Reserved].

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     (d)  NO ASSUMPTION. The sales and purchases of Pool Assets do not constitute and are not intended to result in a creation or an assumption by the Issuer or its successors and assigns of any obligation of any Seller, the Depositor or any other Person in connection with the Pool Assets (other than such obligations as may arise from the ownership of the Pool Assets) or under the related Series 2002-1 Pool Loans or any other agreement or instrument relating thereto, including without limitation any obligation to any Obligors. None of the Issuer or the Issuer's assignees shall have any obligation or liability to any Obligor or other customer or client of any Seller (including without limitation any obligation to perform any of the obligations of any Seller under any Loan or related Timeshare Property or any other agreement or any obligation of any Seller), except such obligations as may arise from the ownership of the Pool Assets.

     (e) NO RECOURSE. Except as specifically provided in this Agreement, the sale and Purchase of the Pool Assets under this Agreement shall be without recourse to the Depositor; PROVIDED, HOWEVER, that the Depositor shall be liable to the Issuer and its successors and assigns for all representations, warranties, covenants and indemnities made by it pursuant to the terms of this Agreement (IT BEING UNDERSTOOD that such obligations of the Depositor will not arise solely on account of the credit-related inability of an Obligor to make a required Scheduled Payment).

     (f) TRUE SALES. The Depositor and the Issuer intend the transfers of Pool Assets hereunder to be true sales by the Depositor to the Issuer that are absolute and irrevocable and to provide the Issuer with the full benefits of ownership of the Pool Assets, and neither the Depositor nor the Issuer intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Issuer to the Depositor secured by the Pool Assets.

     (g) SERVICING OF POOL ASSETS. Consistent with the Issuer's ownership of all Pool Assets and subject to the terms of the Series 2002-1 Pool Loans, as between the parties to this Agreement, the Issuer shall have the sole right to service, administer and collect all Pool Assets, to assign such right and to delegate such right to others. In consideration of the Issuer's Purchase of the Pool Assets, the Depositor hereby acknowledges and agrees that the Issuer intends to assign to the Collateral Agent for the benefit of the Trustee for the benefit of the Noteholders the rights and interests conveyed by the Depositor to the Issuer hereunder, and agrees to cooperate fully with the Issuer and its successors and assigns in the exercise of such rights.

     (h) FINANCING STATEMENTS. In connection with the foregoing sale, the Depositor agrees to record and file a financing statement or statements (and continuation statements or other amendments with respect to such financing statements) with respect to the Pool Assets sold by the Depositor hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the interests of the Issuer created hereby under the applicable UCC and to deliver a file-stamped copy of each such financing statement and continuation statement (or other amendment) or other evidence of such filings to the Issuer.

     (i) RECHARACTERIZATION. Without prejudice to the provisions of Section 2(f) providing for the absolute transfer of the Depositor's interest in the Pool Assets and the proceeds thereof to the Issuer, in order to secure the prompt payment and performance of all obligations of the Depositor to the Issuer and the Issuer's assignees arising in connection with this Agreement, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, the Depositor hereby assigns and grants to the Issuer a first priority perfected security

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interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, if any, in, to and under all of the Series 2002-1 Pool Loans and the other related Pool Assets and the proceeds thereof.

     (j) TRANSFER OF POOL LOANS. All Series 2002-1 Pool Loans conveyed to the Issuer hereunder shall be held by the Custodians pursuant to the terms of the applicable Custodial Agreements.

     The Depositor acknowledges that the Issuer will grant a security interest in the Series 2002-1 Pool Loans and other related Pool Assets to the Collateral Agent pursuant to the Indenture and Servicing Agreement. The Depositor agrees that, upon such grant, the Collateral Agent or the Trustee may enforce all of Depositor's obligations hereunder and under the Pool Purchase Agreement directly, including without limitation the repurchase obligations of the Depositor set forth in Section 7.

SECTION 3.  POOL LOAN PURCHASE PRICE.

     The Series 2002-1 Pool Loans had an aggregate unpaid principal balance of $280,127,904.13 at the Cut-Off Date (such aggregate unpaid principal balance at the Cut-Off Date being referred to herein as the "CUT-OFF DATE POOL PRINCIPAL BALANCE"). The purchase price (the "POOL LOAN PURCHASE PRICE") for the Series 2002-1 Pool Loans sold on the Closing Date shall be $280,127,904.13.

     The Depositor shall have no obligation to sell any Series 2002-1 Additional Pool Loan to the Issuer if it has not been paid the Additional Pool Loan Purchase Price therefor.

     The Additional Pool Loan Purchase Price for any Series 2002-1 Additional Pool Loans and the related Pool Assets conveyed to the Issuer under this PPA Supplement on each Addition Date shall be a dollar amount equal to the aggregate outstanding principal balance of such Additional Pool Loans sold on such Addition Date, adjusted to reflect the fair market value thereof.

SECTION 4.  PAYMENT OF PURCHASE PRICE.

     Sections 4(a) through (c) are set forth in the Agreement.

     (d) PAYMENT. Payment for and delivery of the Series 2002-1 Pool Loans being purchased by the Issuer on the Closing Date shall take place at a closing at the offices of Orrick, Herrington & Sutcliffe LLP, Washington Harbour, 3050 K Street, NW, Washington, D.C. 20007, at 10:00 A.M. local time on the Closing Date, or such other time and place as shall be mutually agreed upon among the parties hereto.

SECTION 5.  CONDITIONS PRECEDENT TO SALE OF SERIES 2002-1 POOL LOANS.

     The Issuer's obligations hereunder to purchase and pay for the Pool Assets on the Closing Date are subject to the fulfillment of the following conditions on or before the Closing Date:

     (a) (i) The Issuer shall have received the Series 2002-1 Purchase Agreement relating

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to each Series 2002-1 Pool Loan and the Indenture and Servicing Agreement
executed by all parties thereto and (ii) all conditions precedent to the sale of the Series 2002-1 Loans under each Series 2002-1 Purchase Agreement shall have been fulfilled to the extent they are capable of being fulfilled prior to the performance by the Issuer of its obligations under this PPA Supplement.

     (b) The representations and warranties of each Seller, each Seller Subsidiary and the Depositor made in the Series 2002-1 Purchase Agreements and the representations and warranties of the Depositor in the Agreement and herein shall be true and correct in all material respects on the Closing Date.

SECTION 6.  REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

     The Depositor hereby assigns to the Issuer its rights relating to the Series 2002-1 Pool Loans under the related Purchase Agreements, including without limitation any rights the Depositor may have to payments due from the related Seller for repurchases of Defective Loans (as such term is defined in such Purchase Agreement) resulting from the breach of representations and warranties made under such Purchase Agreement.

SECTION 7.  AFFIRMATIVE COVENANTS OF THE DEPOSITOR.

     Section 7 is set forth in the Agreement.

SECTION 8.  NEGATIVE COVENANTS OF THE DEPOSITOR.

     Section 8 is set forth in the Agreement.

SECTION 9.  REPURCHASES  OR   SUBSTITUTIONS   OF  POOL  LOANS  FOR  BREACHES  OF
            REPRESENTATIONS AND WARRANTIES.

     (a) REPURCHASE OR SUBSTITUTION OBLIGATION. Subject to Section 9(b), upon discovery by the Depositor or the related Seller or upon written notice from the Issuer or the Trustee that any Series 2002-1 Pool Loan is a Defective Loan, the Depositor shall, or shall cause the applicable Seller to, within 90 days after the earlier of the discovery or receipt of notice thereof, cure such Defective Loan in all material respects or either (i) repurchase such Defective Loan from the Issuer or its assignee at the Repurchase Price or (ii) substitute one or more Qualified Substitute Loans for such Defective Loan. For purposes of this Agreement, the term "REPURCHASE PRICE" shall mean an amount equal to the outstanding Principal Balance of such Defective Loan as of the close of business on the Due Date immediately preceding the Payment Date on which the repurchase is to be made, plus accrued but unpaid interest thereon to the date of such repurchase. The Issuer hereby directs the Depositor, for so long as the Indenture and Servicing Agreement is in effect, to make such payment on its behalf to the Collection Account pursuant to Section 9(b). The following defects with respect to documents in any Loan File, solely to the extent they do not impair the validity or enforceability of the subject document under applicable law, shall not be deemed to constitute a breach of the representations and warranties contained in Section 6(b) of the related Purchase Agreement: misspellings of or omissions of initials in names; name changes from divorce or marriage; discrepancies as to payment dates in a Series 2002-1 Pool Loan of no more than 30 days; discrepancies as to

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Scheduled Payments of no more than $5.00; discrepancies as to origination dates of not more than 30 days; inclusion of additional parties other than the primary Obligor not listed in the Master Servicer's records or in the Series 2002-1 Pool Loan Schedule and non-substantive typographical errors and other non-substantive minor errors of a clerical or administrative nature.

     (b) REPURCHASES AND SUBSTITUTIONS. The Depositor shall provide written notice to the Issuer of any repurchase pursuant to Section 9(a) not less than two Business Days prior to the date on which such repurchase is to be effected, specifying the Defective Loan and the Repurchase Price therefor. Upon the repurchase of a Defective Loan pursuant to Section 9(a), the Depositor shall deposit, or shall cause the applicable Seller to deposit, the Repurchase Price in the applicable Collection Account on behalf of the Issuer no later than 12:00 noon, New York time, on the Payment Date on which such repurchase is made (the "REPURCHASE DATE").

     (c) DELIVERY REQUIREMENTS. If the applicable Seller elects to substitute a Qualified Substitute Loan or Loans for a Defective Loan pursuant to the applicable PA Supplement, the Depositor shall deliver, or shall cause the applicable Seller to deliver, such Qualified Substitute Loan in the same manner as the other Series 2002-1 Pool Loans sold hereunder, including delivery of the applicable Loan Documents as required pursuant to the applicable Custodial Agreement and satisfaction of the same conditions with respect to such Qualified Substitute Loan as to the Purchase of Additional Pool Loans set forth in Section 2(b)(iii). No Qualified Substitute Loan shall be selected in a manner adverse to the Issuer or its assignees. Payments due with respect to Qualified Substitute Loans prior to the last day of the Due Period next preceding the date of substitution shall not be property of the Issuer, but will be retained by the Master Servicer and remitted by the Master Servicer to the Depositor for payment to the applicable Seller on the next succeeding Payment Date. Scheduled Payments due on a Defective Loan prior to the last day of the Due Period next preceding the date of substitution shall be property of the Issuer, and from and after such last day of the Due Period next preceding the date of substitution all Scheduled Payments due and other amounts received in respect of such Defective Loan shall be the property of the Depositor or the applicable Seller. The Depositor shall cause the Master Servicer to deliver a schedule of any Defective Loans so removed and Qualified Substitute Loans so substituted to the Issuer. Upon each such substitution, the Qualified Substitute Loan or Loans shall be subject to the terms of this PPA Supplement in all respects, and the representations and warranties of the applicable Seller under the related Purchase Agreement and PA Supplement with respect to each Qualified Substitute Loan shall be assigned to the Issuer hereunder. The Depositor shall be obligated to repurchase or substitute, or to cause the applicable Seller to repurchase or substitute, for any Qualified Substitute Loan as to which such Seller has breached such Seller's representations and warranties in Section 6(b) of the related Purchase Agreement or applicable PA Supplement to the same extent as for any other Series 2002-1 Pool Loan, as provided herein or therein. In connection with the substitution of one or more Qualified Substitute Loans for one or more Defective Loans, the Depositor shall deposit, or shall cause the applicable Seller to deposit, an amount equal to the related Substitution Adjustment Amount (as defined in the related Purchase Agreement), if any (the "SUBSTITUTION ADJUSTMENT AMOUNT"), into the applicable Collection Account on the date of substitution, without any reimbursement therefor.

     Upon each repurchase or substitution, the Issuer shall automatically and without further action sell, transfer, assign, set over and otherwise convey to the Depositor or to the related

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Seller, if applicable, without recourse, representation or warranty, all of the
Issuer's right, title and interest in and to such Defective Loan, the related Timeshare Property, the Loan File relating thereto and any other related Pool Assets, all monies due or to become due with respect thereto and all Pool Collections with respect thereto (including payments received from Obligors from and including the last day of the Due Period next preceding the date of transfer, subject to the payment of any Substitution Adjustment Amount). The Issuer shall execute such documents, releases and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Depositor or the Seller to effect the conveyance of such Defective Loan, the related Timeshare Property and related Loan File pursuant to this Section 9(c).

     Promptly after the occurrence of a Repurchase Date and after the repurchase of or substitution for Defective Loans in respect of which the Repurchase Price has been paid or one or more Qualified Substitute Loans has been substituted therefor on such date, the Depositor shall direct the Master Servicer to delete such Defective Loans from the Series 2002-1 Pool Loan Schedule.

     The obligation of the Depositor to repurchase or substitute for any Defective Loan shall constitute the sole remedy against the Depositor, the Sellers or their Affiliates with respect to any breach of the representations and warranties set forth in Section 6(b) of the applicable Purchase Agreement available hereunder to the Issuer or its successors or assigns.

SECTION 10. REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

     Section 10 is set forth in the Agreement.

SECTION 11. AFFIRMATIVE COVENANTS OF THE ISSUER.

     Section 11 is set forth in the Agreement.

SECTION 12. SELLER REPURCHASES.

     Sections 12(a) through (d) are set forth in the Agreement.

     (e) REPURCHASES OF SERIES 2002-1 POOL LOANS THAT BECOME DEFAULTED LOANS. The Depositor hereby acknowledges the Sellers' option to repurchase certain Defaulted Loans directly from the Issuer on the terms and subject to the terms and conditions set forth in the applicable Series 2002-1 PA Supplements.

SECTION 13. TERMINATION.

     Section 13 is set forth in the Agreement.

SECTION 14. INDEMNITIES BY THE DEPOSITOR.

     Section 14 is set forth in the Agreement.

SECTION 15. MISCELLANEOUS.

     Sections 15(a) through (k) are set forth in the Agreement.

     (l) RATIFICATION OF AGREEMENT. As supplemented by this PPA Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this PPA Supplement shall be read, taken and construed as one and the same instrument.

     (m) AMENDMENT. This PPA Supplement may be amended from time to time or the provisions hereof may be waived or otherwise modified by the parties hereto by written agreement signed by the parties hereto.

     (n) COUNTERPARTS. This PPA Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     (o) GOVERNING LAW. THIS PPA SUPPLEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     (p) SUCCESSORS AND ASSIGNS. This PPA Supplement shall be binding upon each of the Depositor and the Issuer and their respective permitted successors and assigns, and shall inure to the benefit of, and be enforceable by, each of the Depositor and the Issuer and each of the Trustee, the Collateral Agent and the Noteholders.

            IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                           SIERRA DEPOSIT COMPANY, LLC
                                             AS DEPOSITOR


                                           By:    /s/ Ralph E. Turner
                                               ---------------------------------
                                               Name: Ralph E. Turner
                                               Title: President and Treasurer

                                           SIERRA RECEIVABLES FUNDING
                                           COMPANY, LLC
                                             AS ISSUER


                                           By:    /s/ Ralph E. Turner
                                               ---------------------------------
                                               Name: Ralph E. Turner
                                               Title: President and Treasurer


                       [Signature page for PPA Supplement]